Exhibit 10.27

SECOND AMENDMENT TO PROMISSORY NOTE

PPZ, LLC

THIS SECOND AMENDMENT TO PROMISSORY NOTE (“Second Amendment”) is made effective as of February 1, 2021, by and between THE REAL GOOD FOOD COMPANY LLC, a California limited liability company (“Company”), and PPZ, LLC, a Wyoming limited liability company, or its permitted assigns (“Holder”). Company and Holder are sometimes hereinafter referred to individually as a “Party” and together as the “Parties”.

RECITALS

A.        Company and Holder are parties to that certain Promissory Note dated June 1, 2017, as amended by the First Amendment to Promissory Note dated November 1, 2017 (“Note”), wherein Company promises to pay to the order of Holder a principal sum of Four Hundred Thousand Dollars and Zero Cents ($400,000.00), plus interest, all as more particularly set forth in the Note.

B.        Defined terms not otherwise defined in this Second Amendment shall have the meaning ascribed thereto in the Note.

C.        The Parties desire to amend the Maturity Date of the Note to provide Company with an extension, all on the terms and conditions contained in this Second Amendment.

NOW, THEREFORE, in consideration of the mutual covenants and conditions contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

OPERATIVE TERMS

1.        Incorporation of Recitals. The Recitals set forth above are true and correct and, by this reference, incorporated herein.

2.        Reaffirmation of Obligations. This Second Amendment is, in part, a reaffirmation of the obligations, indebtedness, and liability of Company to Holder as evidenced by the Note. Company and Holder each represent, warrant, acknowledge and agree that all of the terms and conditions of the Note are and shall remain in full force and effect, without waiver or modification of any kind whatsoever, and are ratified and confirmed in all respects, except as otherwise modified by the terms of this Second Amendment.

3.        Maturity Date. Section 3.1 of the Note is hereby deleted in its entirety and replaced with the following:

“3.1        Payment at Maturity. The outstanding principal balance plus all accrued and unpaid interest under this Note shall be due and payable to Holder on December 31, 2021.”

4.        General Terms.

4.1        Continuing Validity. Except as expressly changed or modified by this Second Amendment, the terms of the original obligation or obligations of the Note, including all agreements evidenced or securing the obligations, remain unchanged and in full force and effect.

4.2        Interpretation. In the event there is a conflict in any term, condition of provision in this Second Amendment, on the one hand, and the Note, on the other hand, the terms, conditions and provisions of this Second Amendment shall control. This Second Amendment and the other documents and instruments executed in connection therewith constitute the product of the negotiation of the Parties and the enforcement hereof shall be interpreted in a neutral manner, and not more strongly for or against any Party based upon the source of the draftsmanship.

4.3        Binding Effect: Counterparts. This Second Amendment shall be binding on and inure to the benefit of the Parties and their respective successors and assigns, except that Company may not assign his rights, obligations or interests under this Second Amendment without the prior written consent of Holder. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which taken as a whole shall be deemed a single instrument.

(signature page follows)

IN WITNESS WHEREOF, the Parties execute this Second Amendment as of the day and year first set forth above.

COMPANY: THE REAL GOOD FOOD COMPANY LLC, a California limited liability company

By:	/s/ Gerard Law
Name: Gerard Law
Its: Chief Executive Officer

HOLDER: PPZ, LLC, a Wyoming limited liability company

By:	/s/ Rhea Lamia
Name: Rhea Lamia
Its: Manager

Signature Page to Second Amendment to $400,000 Promissory Note

PPZ, LLC